                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  December 22, 1995


                        ANDREA ELECTRONICS CORPORATION
              (Exact Name of Registrant as Specified in Charter)



          New York                  1-4324                     11-0482020
(State or Other Jurisdiction     (Commission                 (IRS Employer
    of Incorporation)            File Number)             Identification No.)


     11-40 45th Road, Long Island City, New York                     11101
     (Address of Principal Executive Offices)                     (Zip Code)


     Registrant's telephone number, including area code:  (718) 729-8500


                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)



                              Page 1 of 4 Pages

ITEM 5.  OTHER EVENTS.

     On December 22, 1995, Andrea Electronics Corporation (the "Company") issued and sold in an offshore transaction $2,198,000 aggregate principal amount of its 15% Convertible Subordinated Debentures due June 23, 1997 (the "Debentures"). The Debentures will be convertible into shares of the Company's common stock, par value $.50 per share, at a price equal to the closing bid price for such stock at the time of conversion, subject to a maximum conversion price of $12.375 per share and a minimum conversion price of $5.625 per share. The Company will use the net proceeds of the offering to fund working capital requirements. Attached as an exhibit hereto is the press release dated December 28, 1995 of the Company, which is being filed under cover of this Current Report on Form 8-K pursuant to Rule 135c(d) under the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits:
          Exhibit                                           Page Number
          Number                   Description              of this Report
          ------                   -----------              --------------

          99        Press release dated December 28, 1995        4


                              Page 2 of 4 Pages

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 28, 1995               ANDREA ELECTRONICS CORPORATION
                                        ------------------------------
                                        (Registrant)



                                        /s/ Patrick D. Pilch
                                        ------------------------------
                                        Patrick D. Pilch
                                        Executive Vice President, Chief
                                          Financial Officer



                              Page 3 of 4 Pages

                                                                   EXHIBIT 99


                   ANDREA ELECTRONICS CORPORATION ANNOUNCES
                 SALE OF CONVERTIBLE SUBORDINATED DEBENTURES

LONG ISLAND CITY, NY, DECEMBER 28, 1995 - Andrea Electronics Corporation (AMEX: AND) announced today that it has issued and sold in an offshore transaction  $2,198,000 aggregate  principal amount  of  its 15%  Convertible
Subordinated  Debentures  due  June  23,   1997.    The  Debentures  will  be
convertible into shares of the Company's common stock at a price equal to the closing bid price for such stock at the time of conversion, subject to a maximum conversion price and a minimum conversion price. Andrea Electronics will use the net proceeds of the offering to fund working capital requirements.

Neither the Debentures nor the Common Stock issuable upon the conversion of the Debentures have been registered under the United States Securities Act of 1933 and may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of said Securities Act.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Debentures or the Common Stock issuable upon conversion of the Debentures. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.



                              Page 4 of 4 Pages